EXHIBIT 6(a)
                    ARTICLES OF INCORPORATION
                               OF
                 ST. PAUL LIFE INSURANCE COMPANY


WE, the undersigned incorporators, all natural persons of full age; for the purpose of forming a corporation, under and pursuant to the general corporation laws of the State of Minnesota, Chapter 300, Minnesota's Statutes Annotated, do hereby adopt the following Articles of Incorporation.

                           ARTICLE I.

The name of this Company is St. Paul Life Insurance Company.

                           ARTICLE II.

The nature of the business and the objects and purposes to be transferred, performed and carried on by the Company are those of an insurance company. To this end it shall have the power:

     (1) To engage in the general business of life insurance company, and to effect all forms, types, variations and combinations of life insurance, endowment or annuity contracts or policies on a group of individuals fixed or variable basis, for the payment of money in a single sum or in installations upon the contingencies of death, disability or survivorship. To provide in such policies or contracts supplemental thereto, for additional benefits in the event of the death of the insured by accident, total and permanent disability of the insured, or specific dismemberment or disablement suffered by the insured.

     (2) To engage in the general business of an accident and health insurance company for the purpose of effecting insurance against loss or damage by the sickness, bodily injury or death accident of the insured or dependents on a group of individual basis; to effect all forms, types, variations and combinations of policies or contracts of insurance providing for indemnities in the event of death, sickness or disability.

     (3) To effect contracts of reinsurance or co-insurance of any individual or group risk underwritten by this company, to reinsure risks of this company or any part thereof with any other company or to reinsure the whole of any portion of the risks of any other company.

     (4) To effect any kinds of classes of insurance business which companies of its kind are now or any hereafter be permitted by law to transact, whether or not such kinds or classes of insurance are specifically enumerated elsewhere in these Articles of Incorporation r existing amendments thereto.

     (5) To conduct business in any state or territory of the United States in the Dominion of Canada and in any foreign country.

     (6) To acquire, hold and dispose of shares of stock, notes, bonds or other evidences of indebtedness or securities of any other corporation or corporations.

     (7) To transact all business and to do all other things necessary or incidental to the foregoing purpose.

     (8) The powers herein conferred upon the company are in furtherance and not in limitation to the powers conferred by the statutes of the State of Minnesota as from time to time in force and effect, and the Corporation shall have in addition to such authorized statutory powers as are in these Articles of Incorporation recited; all other powers and privileges conferred by the statutes of the State of Minnesota now existing or hereinafter enacted.

     (9) The Company hall have the power and authority to acquire, own, and hold stock in any other insurance company;
     whether previously existing or in the process of being organized, and whether or not engaged in the type of insurance heretofore specified.

                          ARTICLE III.

The principal place of transacting the business of this Company shall be 385 Washington Street, St. Paul, Minnesota 55102.

                           ARTICLE IV.

The duration of this Company shall be perpetual.

                           ARTICLE V.

The government of the Company and the management of its affairs shall be vested in a Board of Directors of not less than three
(3) nor more than eighteen (18) members, all of whom shall be shareholders and shall be elected annually by the shareholders at each annual meeting. The annual meeting shall be held, unless otherwise designated by the Board of Directors, on the Friday preceding the first Tuesday of February of each year at such time and place within or without the State of Minnesota as the Board shall determine. The first Board of Directors of this Company who shall hold office until their respective successors are elected and qualified, shall consist of:

     R. B. Richardson    600 Park Avenue
                         Helena, Montana 59601

     R. E. Young         385 Washington Street
                         St. Paul, Minnesota 55102

     Lee Wiegard         385 Washington Street
                         St. Paul, Minnesota 55102

     W. G. Smith         385 Washington Street
                         St. Paul, Minnesota 55102

                           ARTICLE VI.

The authorized amount of capital stock of this Company shall be One Million, Five Hundred Thousand Dollars ($1,500,000) divided into One Hundred Fifty Thousand (150,000) shares of common stock of the par value of Ten Dollars ($10.00) each. Each share of stock shall entitle the holder to one vote, and shareholders shall not be entitled to cumulate their votes for the election of directors. The Board of Directors of the Company shall have the power to cause to be issued from time to time any and all of the authorized but unissued share of the stock of the Company at such prices and for such consideration as they in their unrestricted discretion deem wise and advisable. Shareholders shall not have any preemptive right to subscribe for any shares of such unissued stock.

                          ARTICLE VII.

The highest amount of indebtedness or liability to which the Company shall at any time be subject, including bank loans and similar borrowing but exclusive of liability under insurance polices and other obligations routinely incurred in the ordinary course of the Company's business shall be Two Million Two Hundred Fifty Thousand Dollars ($2,250,000)

                          ARTICLE VIII.

The name sand post office address of the incorporators forming this company are:

     R. M. Hubbs         385 Washington Street
                         St. Paul, Minnesota 55102

     C. B. Drake, Jr.    385 Washington Street
                         St. Paul, Minnesota 55102

     R. E. Young         385 Washington Street
                         St. Paul, Minnesota 55102

IN WITNESS WHEREOF, the undersigned incorporators have hereunto set their hands this 2nd day if January, 1973.

In the presence of:



                              /s/ R. M. Hubbs
------------------------      ------------------------
                              R. M. Hubbs, Incorporator



------------------------



                              /s/ C. B. Drake, Jr.
------------------------      ------------------------
                              C. B. Drake, Jr., Incorporator



------------------------



                              /s/ R. E. Young
------------------------      ------------------------
                              R. E. Young, Incorporator



------------------------

                    INDIVIDUAL ACKNOWLEDGMENT


STATE OF _________________________)
                                  ) SS
COUNTRY OF _______________________)


     On this, the 2nd day of January, 1973 before me, the undersigned officer, personally appeared R. M. Hubbs, C. B. Drake, Jr., R. E. Young, known to me to be the persons whose names are subscribed to the within instrument and acknowledge to me that the same was executed for the purpose therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                              /s/
                              ----------------------------
                              Notary Public
                              My Commission Expires ________
                              ______________________________

The foregoing Articles of Incorporation of St. Paul Life
Insurance Company are hereby approved the 2ND day if January, 1973.

                              /s/
                              ----------------------------
                              Commissioner of Insurance
                              State of Minnesota
---------------------------------------
STATE OF MINNESOTA-DEPARTMENT OF STATE

I hereby certify that the within
instrument was filed for record in this
office on the 2nd day of January, 1973
at 1:00 P.M. and was recorded in book
2:39 of incorporated on page 1.

Arlen I. Erdahl, Secretary of State.
---------------------------------------

ST. PAUL LIFE INSURANCE COMPANY/   385 Washington Street, Box 40,
                                   St. Paul, Minnesota 55102



                                                  August 22, 1973

St. Paul Life Fund, Inc.
P.O. Box 1386
Minneapolis, Minnesota 55440

Re:  St. Paul Life Fund, Inc. - Name

Gentlemen:

This letter is to officially authorize the use of the name St. Paul Life Fund, Inc. by your company in connection with the new mutual fund being organized. Since St. Paul Life Fund, Inc. is an organization within our corporate family, we have no objection to the use of the name.

You may use a copy of this letter for filing with the Secretary of State in the State of Minnesota when the Articles of Incorporation are filed in that office.

If there is anything further you need in connection with this matter, please so inform me.

                              Very truly your,

                              /s/ George M. Hof
                              -----------------
                              George M. Hof
                              General Counsel
[STAMP]
STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
AUGUST 30, 1973
/S/ Arlen I. Erdahl

This agreement of Merger made and executed in duplicate this 6th day of December, 1973, by and between ST., PAUL LIFE INSURANCE COMPANY, Minnesota corporation, hereinafter referred to as "St. Paul", and the directors thereof, parties of the first part, and ST., PAUL LIFE AND CASUALTY COMPANY, a Minnesota corporation, and wholly owned subsidiary of St. Paul, hereinafter referred to as "Life and Casualty", and the directors thereof, parties of the second part, said corporations being hereinafter sometimes collectively called the "constituent corporations".

WHERE AS, after full consideration by their respective Boards of Directors, both companies have concluded that a statutory merger of the companies would be advisable and generally to the advantage and welfare or said corporations and their respective stockholders and policyholders.

NOW, THEREFORE, in consideration of the premises an mutual agreement, covenants and undertakings herein contained by each party to be faithfully kept and performed, it is hereby agreed by and between the parties hereto, each acting pursuant to and under authority of the laws of the State of Minnesota, as follows:

                            SECTION 1

Life and Casualty shall be merged with and into St. Paul as of the close of business DECEMBER 10, 1973, and that thereupon the corporate existence of Life and Casualty shall cease and the corporate existence of St. Paul shall continue under the same of St. Paul Life Insurance Company, a stock life insurance corporation organized and existing under the laws of the State of Minnesota (said surviving corporation being sometimes hereinafter called the "Company").

                            SECTION 2

It is in the intent hereof that the identity, existence, purposes, and powers of St. Paul shall continue unaffected and unimpaired by the merger herein provided for and that the Articles of Incorporation under which the business of the Company is to be conducted and which shall be the Articles of Incorporation of the Company shall be the Articles of Incorporation of St. Paul, subject to amendment from time to time in the manner now or hereafter prescribed by law.

                            SECTION 3

Upon this Agreement of Merger becoming effective, St. Paul as the surviving corporation shall:

     1. Possess all the rights, privileges, powers, franchises and interests of Life and Casualty.

     2. Possess all property and all rights to and interests in all property, real, personal and all debts and obligations due to the constituent corporations or either of them including, without limiting the foregoing general language, payments due under any mortgages. interests under any and all reinsurance agreements, premiums on existing policies and all chooses in action belonging to either of them and all of the foregoing shall be seemed to be sold, assigned, transferred and set over to and invested in St. Paul as the surviving corporation without further deed, instrument or act of transfer.

     3. Assume and be responsible for all the liabilities, obligations and duties of the constituent corporations including, without limiting the foregoing general language, all liabilities and obligations which have arisen under or by virtue of any and all policies of insurance or other reinsurance, agreements including those involving reinsurance, or endorsements issued or entered into by Life and Casualty on or before the effective date of this Merger Agreement. All rights of creditors and all liens upon he property of either of said constituent corporations shall be preserved unimpaired, limited in lien to the property affected by such lien at the time of the merger, and all debts, liabilities an duties of the respective constituent corporations shall thenceforth attach to said surviving corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. The liability of the constituent corporations or of the stockholders or officers, thereof, or of persons doing or transacting business with such corporation, shall not, in any way, be lessened or impaired by this merger.

     4. Be responsible for all the liabilities and obligations of Life and Casualty; provided, however, the rights of the creditors of the constituent corporations or any persons dealing with such corporations shall not me impaired by such merger and any claim existing or action or proceeding pending by or against any of the constituent corporations may be prosecuted to judgment as of the merger had not taken place or the surviving corporation may be proceeded against or substituted in its place.

     5. Assume all the rights and obligations of life and Casualty under contracts, bonds, policies and other undertakings executed by Life and Casualty before the effective date of this Agreement of Merger whether such contracts, bonds, policies and other undertakings are effective before or after the effective date of this Agreement of merger. More specifically, Life and Casualty shall and does hereby cede to St. Paul, and St. Paul shall and does hereby reinsure and assume, of the outstanding insurance contracts together with all contracts and agreements, arising under and out of all such contracts issued or assumed by Life and Casualty and in force according to their terms on the nooks and records of Life and Casualty as of the effective date and time of the merger or which may be reinstated thereafter in accordance with their terms, subjects, however, to the same rights and privileges which would have been possessed by the constituent corporations if such reinsurance had not been effective. In addition, St. Paul assumes subject to Life and Casualty's defenses thereon, and agrees to be bound by the obligations of Life and Casualty, if any as of the sate and time of the merger, arising out of insurance transactions effected prior to that date.

     6. Assume all of the tights and obligations of Life and casualty under all written powers of attorney executed in the name of and filed by Life and casualty with all federal,state and other governmental authorities.

     7. Assume all the rights and obligations of Life and Casualty under all federal and state franchises, permits and licenses granted to or acquire by Life and Casualty.

     8. Assume all the rights and obligations of Life and Casualty with respect to deposits, rates or forms deposited or filed by Life and Casualty with all deferral and state regulatory authorities for any purpose whatsoever.

                            SECTION 4

The By-Laws of St. Paul shall remain and by the By-Laws of the Company until they shall be altered or amended in the manner presently or hereafter provided.

                            SECTION 5

All persons who shall be officers of St. Paul upon the merger becoming effect shall be and remain like officers of the Company until the Board of Directors of the Company shall elect their respective successors.

                            SECTION 6

St. Paul shall pay all expenses of carrying this Agreement into effect and accomplishing the merger.

                            SECTION 7

All persons who shall be directors of St. Paul upon the merger becoming effective shall be and remain like directors of the Company until the stockholders of the Company shall elect their respective successors.

1. From and after the effective date of this Agreement ____ of stock of Life and Casualty shall be canceled upon presentation to the Secretary of St. Paul. All shares of stock of Life and Casualty, except directors qualifying shares, are held by St. Paul; therefore an exchange of stock is to not deemed necessary by the signatories to this Agreement for Merger.

2. If any stockholder of either constituent corporation is dissatisfied with the terms of the merger and objects thereto in writing, he shall have the rights to have the value of his stock appraised and paid for, and to appeal; to the courts, as provided for dissatisfied stockholders by Minnesota Statutes Section 60A.16(5).

3. Any stockholder of either constituent corporation who does not vote against the merger shall be deemed to have assented to the merger as specified in this Agreement. Moreover, any stockholders of either constituent corporation who votes against this merger or objects thereto in writing within twenty (20) days after filing of this Agreement but who fails to demand or apply for payment of his stock shall be deemed to have assented to said merger.

                            SECTION 9

Following the effective date of the merger, the Certificate of Authority of Life and Casualty shall be surrendered to the Commissioner of Insurance of the State of Minnesota.

                           SECTION 10

Life and Casualty agrees from time to time and when requested by the Company that it will execute and deliver or cause to be executed and delivered all such deeds, agreements and other instruments and will take or cause to be taken all such further action as the Company may deem necessary or desirable in order to vest in and confirm to the Company title to and possession of all property, rights, privileges, powers, franchises, and immunities of Life and casualty and otherwise to carry out the intended purposes of this Agreement and to that and the proper officers and directors of the constituent corporations are fully authorized in the name of Life and Casualty or otherwise to take all such action and sign all such documents as mat be deemed necessary or advisable.

                           SECTION 11

The constituent corporations shall do all things reasonably within their respective powers to cause all statutory and other procedures to be completed in time for the merger to become effective as of the close of business on December 10,1973. If, notwithstanding, the procedures cannot be completed in time for the merger to become effective on December 10, 1973, as aforesaid, in such event the effective date and time of the merger shall be as of the close of business on the day on which a copy of this Agreement of merger, having been duly adopted, certified and acknowledged as required by law, is duly approved and filed with the Commissioner of insurance of the State of Minnesota, as provided in Section 60A.16(3)92) of the Minnesota Statutes.

____________________________________________________________ This
Agreement, have caused these presents to be executed by their respective President and their corporate seals to be affixed and attested by the Corporate Secretaries and members of the Board of Directors of each of the constituent corporations have joined herein as of the day and year first above written.

                              ST. PAUL LIFE INSURANCE COMPANY
(Corporate Seal)              A Minnesota Corporation

Attest:


/s/                           /s/ R. E. Young
-------------------------     -------------------------
Secretary                     R. E. Young
                              President


/s/ W. G. Smith               /s/ R. E. Young
-------------------------     ----------------------------
W. G. Smith                   R. E. Young


/s/ Lee Wiegard
--------------------------
Lee Wiegard

                       BOARD OF DIRECTORS

None                          ST. PAUL LIFE AND CASUALTY COMPANY
(Corporate Seal)              A Minnesota Corporation

/s/                           /s/ R. E. Young
-------------------------     --------------------------
Secretary                     R. E. Young
                              President


/s/ R. M. Collins, Jr.        /s/ R. E. Young
-------------------------     ----------------------------
R. M. Collins, Jr.            R. E. Young


/s/ C. B. Drake, Jr.
--------------------------
C. B. Drake, Jr.

                       BOARD OF DIRECTORS

                                                         T-41,712
STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

This is to certify that on the 10th day of December, 1973, before me, personally came R. E. Young, President of St. Paul Life Insurance Company, a Minnesota corporation with whom I am personally acquainted, who being by me duly sworn says that he is President and R. A. Dreis is the Secretary of St. Paul Life Insurance Company, a Minnesota corporation, one of the corporations described in and a party to the foregoing Merger Agreement; that he knows the common seal of said corporation; that the said seal affixed to said Agreement is the common seal of said corporation, and the name of the corporation was subscribed thereto by said President and said Secretary and the common seal was affixed thereto all by the order of the Board of Directors of said corporation and that the said Agreement is the act and deed of said corporation.

WITNESS, my hand and official seal this 10th day of December, 1973.



                                   /s/ Sally LaMirande
                                   -------------------
                                   Notary Public
                                   SALLY LAMIRANDE, Notary
Public, Ramsey County, Minn.
                                   My Commission Expires
                                   Sept. 23, 1975.

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

The undersigned Secretary of St. Paul Life Insurance Company, a Minnesota corporation, one of the corporations described herein and a party to the foregoing Merger Agreement, hereby certified that a majority of the directors of said corporation signed the foregoing Merger Agreement before him and his presence.

IN WITNESS WHEREOF, the undersigned set his hand and affixed the corporate seal of said corporation this 6th day of December, 1973.


(Corporate Seal)                   /s/ R. A. Dreis
                                   ----------------------
                                   R. A. Dreis, Secretary

                                                         T-41,713

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

This is to certify that on the 10th day of December, 1973, before me, personally came R. E. Young, President of St. Paul Life and Casualty Company, a Minnesota corporation with whom I am personally acquainted, who being by me duly sworn says that he is President and R. A. Dreis is the Secretary of St. Paul Life and Casualty Company, a Minnesota corporation, one of the corporations described in and a party to the foregoing Merger Agreement; that he knows the common seal of said corporation; that the said seal affixed to said Agreement is the common seal of said corporation, and the name of the corporation was subscribed thereto by said President and said Secretary and the common seal was affixed thereto all by the order of the Board of Directors of said corporation and that the said Agreement is the act and deed of said corporation.

WITNESS, my hand and official seal this 10th day of December, 1973.



                                   /s/ Sally LaMirande
                                   -------------------
                                   Notary Public
                                   SALLY LAMIRANDE, Notary
Public, Ramsey County, Minn.
                                   My Commission Expires
                                   Sept. 23, 1975.

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

The undersigned Secretary of St. Paul Life and Casualty Company, a Minnesota corporation, one of the corporations described herein and a party to the foregoing Merger Agreement, hereby certified that a majority of the directors of said corporation signed the foregoing Merger Agreement before him and his presence.

IN WITNESS WHEREOF, the undersigned set his hand and affixed the corporate seal of said corporation this 6th day of December, 1973.


(Corporate Seal)                   /s/ R. A. Dreis
                                   ----------------------
                                   R. A. Dreis, Secretary

                                                        T-41, 714
           CERTIFICATE OF ADOPTION OF MERGER AGREEMENT


I, R. A. Dreis, Secretary of St. Paul Life Insurance Company, a
Minnesota corporation, do hereby certify:

     1. That said Merger Agreement was submitted to the directors of St. Paul Life Insurance Company, a
          Minnesota corporation, at a meeting thereof duly called and held on the 6TH day of DECEMBER, 1973 in St. Paul, Minnesota.

     2. That at said meeting of directors on the 6TH day of DECEMBER, 1973, said Merger Agreement was adopted and approved by unanimous vote of those directors present and voting.

IN WITNESS WHEREOF, I have hereunto signed my name as the Secretary of St. Paul Life Insurance Company on the 6TH day of
DECEMBER, 1973.

(Corporate Seal)                   /s/ R. A. Dreis
                                   ----------------------
                                   R. A. Dreis, Secretary

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

I, SALLY LAMIRANDE, Notary Public, certify that R. A. Dreis, personally came before me this day and acknowledged that he is the Secretary of the St. Paul Life Insurance Company, a Minnesota corporation, and that by due authority given and as the act of the corporation, the foregoing Certificate of Adoption of Merger Agreement was signed in its name by said Secretary and sealed with its corporation seal.

WITNESS, my hand and official seal this 10TH day of DECEMBER, 1973.

                                   /s/ Sally LaMirande
                                   -------------------
                                   Notary Public
                                   SALLY LAMIRANDE, Notary
Public, Ramsey County, Minn.
                                   My Commission Expires
                                   Sept. 23, 1975.

                                                        T-41, 716
           CERTIFICATE OF ADOPTION OF MERGER AGREEMENT


I, R. A. Dreis, Secretary of St. Paul Life and Casualty Company, a Minnesota corporation, do hereby certify:

     1. That said Merger Agreement was submitted to the directors of St. Paul Life and Casualty Company, a
          Minnesota corporation, at a meeting thereof duly called and held on the 6TH day of DECEMBER, 1973 in St. Paul, Minnesota.

     2. That at said meeting of directors on the 6TH day of DECEMBER, 1973, said Merger Agreement was adopted and approved by unanimous vote of those directors present and voting.

IN WITNESS WHEREOF, I have hereunto signed my name as the Secretary of St. Paul Life and Casualty Company on the 6TH day of DECEMBER, 1973.

(Corporate Seal)                   /s/ R. A. Dreis
                                   ----------------------
                                   R. A. Dreis, Secretary

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

I, SALLY LAMIRANDE, Notary Public, certify that R. A. Dreis, personally came before me this day and acknowledged that he is the Secretary of the St. Paul Life and Casualty Company, a Minnesota corporation, and that by due authority given and as the act of the corporation, the foregoing Certificate of Adoption of Merger Agreement was signed in its name by said Secretary and sealed with its corporation seal.

WITNESS, my hand and official seal this 10TH day of DECEMBER, 1973.

                                   /s/ Sally LaMirande
                                   -------------------
                                   Notary Public
                                   SALLY LAMIRANDE, Notary
Public, Ramsey County, Minn.
                                   My Commission Expires
                                   Sept. 23, 1975.

                                                        T-41, 715

           CERTIFICATE OF ADOPTION OF MERGER AGREEMENT


I, R. A. Dreis, Secretary of St. Paul Life and Casualty Company, a Minnesota corporation, do hereby certify:

     1. That said Merger Agreement was submitted to the directors of St. Paul Life and Casualty Company, a
          Minnesota corporation, at a meeting thereof duly called and held on the 6TH day of DECEMBER, 1973 in St. Paul, Minnesota.

     2. That at said meeting of directors on the 6TH day of DECEMBER, 1973, said Merger Agreement was adopted and approved by unanimous vote of those directors present and voting.

IN WITNESS WHEREOF, I have hereunto signed my name as the Secretary of St. Paul Life and Casualty Company on the 6TH day of DECEMBER, 1973.

(Corporate Seal)                   /s/ R. A. Dreis
                                   ----------------------
                                   R. A. Dreis, Secretary

STATE OF MINNESOTA )
                   :SS
COUNTY OF RAMSEY   )

I, SALLY LAMIRANDE, Notary Public, certify that R. A. Dreis, personally came before me this day and acknowledged that he is the Secretary of the St. Paul Life and Casualty Company, a Minnesota corporation, and that by due authority given and as the act of the corporation, the foregoing Certificate of Adoption of Merger Agreement was signed in its name by said Secretary and sealed with its corporation seal.

WITNESS, my hand and official seal this 10TH day of DECEMBER, 1973.

                                   /s/ Sally LaMirande
                                   -------------------
                                   Notary Public
                                   SALLY LAMIRANDE, Notary
Public, Ramsey County, Minn.
                                   My Commission Expires
                                   Sept. 23, 1975.

                                                         T-41,717

            CERTIFICATE OF COMMISSIONER OF INSURANCE
                       STATE OF MINNESOTA


This is to certify that I have examined the foregoing Merger
Agreement and find the same to comply with all the laws of Minnesota, and I do hereby fully approve the same for filing with the Secretary of State.

WITNESS my hand and official seal the 10 day of DECEMBER, 1973.

(Official Seal)

                              /s/ Berton W. Heaton
                              ---------------------------------
                              Commission of Insurance



                              Filed ---------------------------



                              ---------------------------------
                              Secretary of State



                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                         I hereby certify that the
                    within  Instrument  was  filed
                    for  record in the  office  on
                    the  12 day of December A.  D.
                    1973,  at  8 o'clock a.m.  and
                    was duly recorded in book T-41
                    of Incorporation on page 707

                    /s/ Arlen I Erdahl
                    ------------------
                    Secretary of State
                    -----------------------------

9-AA
                                                         H-52,531

             AMENDMENT TO ARTICLES OF INCORPORATION

                 ST. PAUL LIE INSURANCE COMPANY

     The undersigned, the duly elected President and Secretary of St. Paul Life Insurance Company, hereby certify that the Articles of Incorporation for said corporation were amended at a Stockholder's Meeting held December 21, 1984, as follows:

     RESOLVED, That Article III of the Articles of Incorporation of the St. Paul Life Insurance Company, and the same is hereby, amended effective as of the date of approval of the Insurance Commissioner of Minnesota and the filing with the Secretary of State of Minnesota to read as follows:

          Article III. The principal of transacting the business of this Company shall be in Woodbury, a suburb of Saint
          Paul, County of Washington, State of Minnesota.

IN WITNESS WHEREOF, the undersigned have signed and acknowledged this Amendment to Articles of Incorporation this 6th day of February, 1980

(Corporate Seal)                   /S/ R. L. Gunderson
                                   --------------------------
                                   R. L. Gunderson, President



                                   /S/ George M. Hof
                                   --------------------------
                                   George M. Hof, Secretary

STATE O MINNESOTA

COUNTY OF WASHINGTON

The foregoing instrument was acknowledged before me this 5th day of February, 1980, by R. L. Gunderson and George M. Hof the
President and Secretary of St. Paul Life Insurance Company, a
Minnesota corporation, on behalf of the corporation.

(Notary Public Stamp)              /s/ Joanne F. Humpal
                                   --------------------
                                   Notary Public
                                   Ramsey County

The foregoing Amendment to Articles of Incorporation for St. Paul
Life Insurance Company is hereby approved this 13th day of February, 1980.

                                   /s/ Michael D. ________
                                   --------------------
                                   Commissioner of Insurance
                                   State of Minnesota

                                                         H-52,532
                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                         I hereby certify that the
                    within  Instrument  was  filed
                    for  record in the  office  on
                    the  19 day of February A.  D.
                    1980, at 4:30 o'clock p.m. and
                    was duly recorded in book H-52
                    of Incorporation on page 531

                    /s/ Joan Anderson Grace
                    ----------------------
                    Secretary of State
                    -----------------------------

9-AA
                                                         S-63,221

             AMENDMENT TO ARTICLES OF INCORPORATION

                 ST. PAUL LIE INSURANCE COMPANY

     The undersigned, the duly elected President and Secretary of St. Paul Life Insurance Company, hereby certify that the Articles of Incorporation for said corporation were amended at a Stockholder's Meeting held December 21, 1984, as follows:

     RESOLVED FURTHER, That Article VIII of the Articles of
     Incorporation be amended as follows:

          The highest amount of indebtedness and liability to which the corporation shall at any time be subject, exclusive of policy liabilities an other reserves, shall be One Hundred Million Dollars ($100,000,000).

IN WITNESS WHEREOF, the undersigned have signed and acknowledged this Amendment to Articles of Incorporation this 2nd day of January, 1985

(Corporate Seal)                   /S/ R. L. Gunderson
                                   --------------------------
                                   R. L. Gunderson, President



                                   /S/ David C. Storlie
                                   --------------------------
                                   David C. Storlie, Secretary

STATE O MINNESOTA

COUNTY OF WASHINGTON

The foregoing instrument was acknowledged before me this 2nd day of January, 1985, by R. L. Gunderson and David C. Storlie the
President and Secretary of St. Paul Life Insurance Company, a
Minnesota corporation, on behalf of the corporation.

(Notary Public Stamp)              /s/ Joanne F. Humpal
                                   --------------------
                                   Notary Public
                                   Ramsey County

                                                         S-63,222
The foregoing Amendment to Articles of Incorporation for St. Paul
Life Insurance Company is hereby approved this 14 day of January, 1985.

                                   /s/ Michael D. Hatch
                                   --------------------
                                   Commissioner of Commerce
                                   State of Minnesota

                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                         I hereby certify that the
                    within  Instrument  was  filed
                    for  record in the  office  on
                    the  31 day of January  A.  D.
                    1985, at 4:30 o'clock p.m. and
                    was duly recorded in book S-63
                    of Incorporation on page 221

                    /s/ Joan Anderson Grace
                    ----------------------
                    Secretary of State
                    -----------------------------

9-AA
                                                         D-64,355

             AMENDMENT TO ARTICLES OF INCORPORATION

                 ST. PAUL LIE INSURANCE COMPANY

     The undersigned, the duly elected President and Secretary of St. Paul Life Insurance Company, hereby certify that the Articles of Incorporation for said corporation were amended at a Stockholder's Meeting held December 21, 1984, as follows:

     RESOLVED FURTHER, That Article VII of the Articles of
     Incorporation be amended as follows:

          The highest amount of indebtedness and liability to which the corporation shall at any time be subject, exclusive of policy liabilities an other reserves, shall be One Hundred Million Dollars ($100,000,000).

IN WITNESS WHEREOF, the undersigned have signed and acknowledged this Amendment to Articles of Incorporation this 2nd day of January, 1985

(Corporate Seal)                   R. L. Gunderson
                                   --------------------------
                                   R. L. Gunderson, President



                                   /S/ David C. Storlie
                                   --------------------------
                                   David C. Storlie, Secretary

STATE O MINNESOTA

COUNTY OF WASHINGTON

The foregoing instrument was acknowledged before me this 6TH day of March, 1985, by R. L. Gunderson and David C. Storlie the
President and Secretary of St. Paul Life Insurance Company, a
Minnesota corporation, on behalf of the corporation.

(Notary Public Stamp)              /s/ Joanne F. Humpal
                                   --------------------
                                   Notary Public
                                   Ramsey County

This Amendment to Articles of Incorporation is hereby approved this 13 day of March, 1985.

                                   /s/ Michael D. Hatch
                                   --------------------
                                   Commissioner of Commerce
                                   State of Minnesota

                                                         D-64,356
                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                         I hereby certify that the
                    within  Instrument  was  filed
                    for  record in the  office  on
                    the  8th  day of April  A.  D.
                    1985, at 4:30 o'clock p.m. and
                    was duly recorded in book D-64
                    of Incorporation on page 355

                    /s/ Joan Anderson Grace
                    ----------------------
                    Secretary of State
                    -----------------------------

                                                             4009
                    ARTICLES OF INCORPORATION
                               OF
                GOLDEN AMERICAN INSURANCE COMPANY

                            ARTICLE I

The name of this Company is Golden American Life Insurance
Company.

                           ARTICLE II.

The name of the business and the objects and purposes to be transacted, provided, and carried on by the Company are those of an insurance company. To this end it shall have the powers:

     (1) To engage in the general business of life insurance company, and to effect all forms, types, variations and combinations of life insurance, endowment or annuity contracts or policies on a group of individuals fixed or variable basis, for the payment of money in a single sum or in installations upon the contingencies of death, disability or survivorship. To provide in such policies or contracts supplemental thereto, for additional benefits in the event of the death of the insured by accident, total and permanent disability of the insured, or specific dismemberment or disablement suffered by the insured.

     (2) To engage in the general business of an accident and health insurance company for the purpose of effecting insurance against loss or damage by the sickness, bodily injury or death accident of the insured or dependents on a group of individual basis; to effect all forms, types, variations and combinations of policies or contracts of insurance providing for indemnities in the event of death, sickness or disability.

     (3) To effect contracts of reinsurance or co-insurance of any individual or group risk underwritten by this company, to reinsure risks of this company or any part thereof with any other company or to reinsure the whole of any portion of the risks of any other company.

     (4) To effect any kinds of classes of insurance business which companies of its kind are now or any hereafter be permitted by law to transact, whether or not such kinds or classes of insurance are specifically enumerated elsewhere in these Articles of Incorporation r existing amendments thereto.

     (5) To conduct business in any state or territory of the United States in the Dominion of Canada and in any foreign country.

     (6) To acquire, hold and dispose of shares of stock, notes, bonds or other evidences of indebtedness or securities of any other corporation or corporations.

                                                             4010
     (7) To transact all business and to do all other things necessary or incidental to the foregoing purpose.

     (8) The powers herein conferred upon the company are in furtherance and not in limitation to the powers conferred by the statutes of the State of Minnesota as from time to time in force and effect, and the Corporation shall have in addition to such authorized statutory powers as are in these Articles of Incorporation recited; all other powers and privileges conferred by the statutes of the State of Minnesota now existing or hereinafter enacted.

     (9) The Company hall have the power and authority to acquire, own, and hold stock in any other insurance company;
     whether previously existing or in the process of being organized, and whether or not engaged in the type of insurance heretofore specified.

                          ARTICLE III.

*The principal place of transacting the business of this Company shall in Woodbury, a suburb of Saint Paul, County of Washington, State of Minnesota.

                           ARTICLE IV.

The duration of this Company shall be perpetual.

                           ARTICLE V.

The government of the Company and the management of its affairs shall be vested in a Board of Directors of not less than three
(3) nor more than eighteen (18) members, all of whom shall be shareholders and shall be elected annually by the shareholders at each annual meeting. The annual meeting shall be held, unless otherwise designated by the Board of Directors, on the Friday preceding the first Tuesday of February of each year at such time and place within or without the State of Minnesota as the Board shall determine. The first Board of Directors of this Company who shall hold office until their respective successors are elected and qualified, shall consist of:

     R. B. Richardson    600 Park Avenue
                         Helena, Montana 59601

     R. E. Young         385 Washington Street
                         St. Paul, Minnesota 55102

     Lee Wiegard         385 Washington Street
                         St. Paul, Minnesota 55102

     W. G. Smith         385 Washington Street
                         St. Paul, Minnesota 55102

*Amended 2-1-80

                                                             4011
                           ARTICLE VI.

The authorized amount of capital stock of this Company shall be One Million, Five Hundred Thousand Dollars ($1,500,000) divided into One Hundred Fifty Thousand (150,000) shares of common stock of the par value of Ten Dollars ($10.00) each.

Each share of stock shall entitle the holder to one vote, and shareholders shall not be entitled to cumulate their votes for the election of directors. The Board of Directors of the Company shall have the power to cause to be issued from time to time any and all of the authorized but unissued share of the stock of the Company at such prices and for such consideration as they in their unrestricted discretion deem wise and advisable. Shareholders shall not have any preemptive right to subscribe for any shares of such unissued stock.

                          ARTICLE VII.

*The highest amount of indebtedness or liability to which the corporation shall at any time be subject, exclusive of policy liability and other reserves shall be One Hundred Million Dollars
($100,000,000)

                          ARTICLE VIII.

The name sand post office address of the incorporators forming this company are:

     R. M. Hubbs         385 Washington Street
                         St. Paul, Minnesota 55102

     C. B. Drake, Jr.    385 Washington Street
                         St. Paul, Minnesota 55102

     R. E. Young         385 Washington Street
                         St. Paul, Minnesota 55102

The foregoing Articles of Incorporation are hereby approved this 18th day of December, 1987, to be effective January 1, 1988.


/s/ James G. Miller
-------------------------------
James G. Miller
Deputy Commissioner of Commerce

*Amended 12-21-84

                                                             4012

I, David C. Storlie, Secretary of the St. Paul Life Insurance
Company of St. Paul, Minnesota, do hereby certify that the foregoing Articles of Incorporation are a true and correct of the Articles of Incorporation as of December 18, 1987.


                              ST. PAUL LIFE INSURANCE COMPANY


                              /s/ David C. Storlie
                              --------------------

Dated:    December 18, 1987
St. Paul, Minnesota



Subscribed and sworn to before me this
18th day of December, 1987.

/s/ Joanne F. Humpal
--------------------
Notary Public

(Stamp)
----------------------------------
JOANNE F. HUMPAL
Notary Public, Ramsey County, Minn.
My Commission Expires
December 30, 1989
----------------------------------

                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                               FILED
                         DECEMBER 18, 1987

                    /s/ Joan Anderson Grace
                    ----------------------
                    Secretary of State
                    -----------------------------

                                                             3538

                      ARTICLES OF AMENDMENT
                               OF
                    ARTICLES OF INCORPORATION
                               OF
             GOLDEN AMERICAN LIFE INSURANCE COMPANY

WE, THE UNDERSIGNED, officers of Golden American Life Insurance
Company, a corporation subject to the provisions of Chapter 300, Minnesota Statutes, do hereby certify that resolutions as hereinafter set forth were adopted as of the 7th day of March, 1988, by written authorization of the sole shareholder:

          RESOLVED, that the sole shareholder of this corporation hereby amends the corporation's Articles of Incorporation to include a new Article, Article VIII, to read as follows:

          A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders; (ii) liability or acts of omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability for acts prohibited under Minnesota Statutes, Section 300.60;
          (iv) liability under Minnesota Statutes, Section 300.64, Subdivisions 1, 2, and 3; (v) liability for any transaction from which the director derived an improper personal benefit; or (vi) liability for any act or omission occurring prior to the date this Article becomes effective. If Chapter 300 of the Minnesota Statues hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 300 of the Minnesota Statutes. Any repeal of amendment of this Article by the shareholders of the corporation shall be prospective only, shall not adversely affect any elimination of or limitation on the personal liability of a director of the corporation existing at the time of such repeal or amendment and shall e made only upon the affirmative vote of the same percentage of votes represented by shares of the common stock of the corporation present, in person or by proxy, at a meeting of shareholders duly called for such purpose, as were

                                                             3537
          originally obtained to adopt this Article. If after the adoption of this Article, Chapter 300 of the Minnesota Statutes is amended to adversely affect any elimination of or limitation on the personal liability of a director of the corporation, any such amendment shall be prospective only and shall not adversely affect any elimination of or limitation on the personal liability of a director of the corporation existing at the time of such amendment.

          RESOLVED, FURTHER, the President and Secretary be, and they hereby are, authorized, empowered and directed to make, execute and acknowledge such documents as may be required by Minnesota Statutes, Chapter 300, to reflect this amendment in the articles of Incorporation and to cause such document or documents to be filed for record in the manner required by law.

                              /s/ Fred Davidson
                              --------------------
                              Fred Davidson
                              President



                              /s/ Helene K. Netter
                              --------------------
                              Helene K. Netter
                              Assistant Secretary

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

The foregoing instrument was acknowledged before as this __ day of March, 1988, by Fred Davidson and Helene K. Netter, the President and Assistant Secretary, respectively, of Golden American Life Insurance Company, a Minnesota corporation, on behalf of the corporation.

                              /s/ Rhonda Silverman
                              --------------------
                              Notary Public

(Stamp)                       (Stamp)
STATE OF MINNESOTA            Rhonda Silverman
DEPARTMENT OF STATE           Notary Public, State of N. Y.
FILED                         No. 473115

MARCH 18, 1988
JOAN ANDERSON GRACE
SECRETARY OF STATE

                    -----------------------------
                       STATE OF MINNESOTA

                       DEPARTMENT OF STATE

                         I   hereby  certify  that
                    this  is  a true and  complete
                    copy  of the document as filed
                    for record in this office

                         DATED:  June 9, 1988

                    /s/ Joan Anderson Grace
                    ----------------------
                    Secretary of State
                    -----------------------------

                    By /s/ Teresa Nutt
                    -----------------------
                    -----------------------------